                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant   [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
|X| Preliminary Proxy Statement                [ ] Confidential For Use of the
                                                    Commission Only (as Permit-
                                                    ted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                         ENVIRONMENTAL SAFEGUARDS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee: (Check the appropriate box):

[X]   No fee required

[ ] Fee computed on table below per Exchange Act
     Rule 14a-6(I)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------

(5) Total fee paid:

-------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1) Amount Previously Paid:

-------------------------------------------------------------------

(2) For, Schedule or Registration Statement No.:

-------------------------------------------------------------------

(3) Filing Party:

-------------------------------------------------------------------

(4) Date Filed:

-------------------------------------------------------------------

                         ENVIRONMENTAL SAFEGUARDS, INC.
                         2600 SOUTH LOOP WEST, SUITE 645
                              HOUSTON, TEXAS 77054

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 1999

The Annual Meeting of Stockholders (the "Annual Meeting") of Environmental Safeguards, Inc. (the "Company") will be held in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas on April 26, 1999 at 10:00 AM (CST) for the following purposes:

         (1A) To elect three (3) directors by the voting of Common Stock.

         (1B) To elect one (1) director by the voting of Series B Convertible Stock.

         (2)  To consider and act upon the 1998 Stock Option Plan.

         (3) To ratify the selection of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending December 31, 1999.

         (4) To act upon such other business as may properly come before the Annual Meeting.

Only holders of Common Stock and holders of Series B Convertible Preferred Stock of record at the close of business on March 17, 1999, will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ James S. Percell
                                    Chairman of the Board and
                                    President

March 18, 1999
Houston, Texas

                         ENVIRONMENTAL SAFEGUARDS, INC.
                         2600 SOUTH LOOP WEST, SUITE 645
                              HOUSTON, TEXAS 77054

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 1999

         This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by and on behalf of the Board of Directors of Environmental Safeguards, Inc., a Nevada corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas on April 26, 1999 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about March 22, 1999. The cost of solicitation of proxies is being borne by the Company.

         The close of business on March 17, 1999, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 10,092,444 shares of the Company's common stock, par value $0.001 per share (the "Common Stock") issued and outstanding, and 2,733,686 shares of Series B Convertible Preferred Stock issued and outstanding. Series B Convertible Preferred Stock may vote on all matters except the election of Directors that are voted on by holders of Common Stock. The Series B Convertible Preferred Stock holders, however, have the right to vote separately, as a class, for the election of one Director.

         The presence, in person or by proxy, of at least one-third of the total outstanding shares of Common Stock and Series B Convertible Preferred Stock on the record date is necessary to constitute a quorum at the Annual Meeting.

         Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting, except for the election of Directors, upon which the Series B Convertible Preferred Stockholders are not entitled to vote. The Series B Convertible Preferred Stockholders, however, have the right to vote separately, as a class, for the election of one Director. Each nominee for Director named in Number 1A must receive a majority of the Common Stock votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. Each nominee for Director named in Number 1B must receive a majority of the Series B Convertible Preferred Stock votes cast in person or by proxy in order to be elected.

         The affirmative vote of a majority of the shares of Common Stock and Series B Convertible Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Numbers 2 and 3 set forth in the accompanying Notice.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE 1998 STOCK OPTION PLAN, AND (iii) FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters and (iii) FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

         Different forms of proxies (collectively the "Proxy") are being sent to holders of Common Stock and holders of Series B Convertible Preferred Stock to facilitate class voting for directors.

         The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

            ---------------------------------------------------------

             (1A) TO ELECT THREE (3) DIRECTORS FOR THE ENSUING YEAR
                          BY THE VOTING OF COMMON STOCK
            ---------------------------------------------------------


NOMINEES FOR DIRECTORS BY THE VOTING OF COMMON STOCK

         The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors by the voting of Common Stock the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy for the election of the Common Stock Board representatives will be voted for the election by the voting of Common Stock for the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY THE COMMON STOCKHOLDERS FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

         JAMES S. PERCELL, age 56, serves as Director, Chairman, CEO and President of the Company and also serves as President of the Company's subsidiaries, NFE and OnSite. Mr. Percell became a director of the Company and President, Chief Executive Officer and a director of NFE in November, 1995. Mr. Percell became President and CEO of the Company in January, 1996. Mr. Percell also serves as President of Percell & Associates, a project developer of facilities in the hydrocarbon industry. From 1985-1993, Mr. Percell served as Vice-President of Belmont Constructors, Inc., a heavy industrial contractor. From 1982-1984, he served as President of Capital Services Unlimited, an international supply company for refining, petrochemical and oil field compressor stations, modular refineries and modular oilfield components. From 1977-1980, Mr. Percell served as President of Percell & Lowder, Inc., an oilfield fabricator of onshore and offshore facilities, and from 1960-1977, he served as project manager for various onshore and offshore projects. He attended Amarillo College in Amarillo, Texas.

         BRYAN SHARP, age 55, has served as a director of the Company since November, 1995. Mr. Sharp currently serves as Principal-in-Charge and Director of Espey, Huston & Associates, Inc. ("EH&A"), an environmental consulting company, and from 1990-1993, he served as President of EH&A. Mr. Sharp has also been employed by North Texas State University, the Department of the Interior, and the University of Texas. Mr. Sharp has a B.S. degree in Education from North Texas State University, a M.S. degree in Biology from North Texas State University and studied for his Ph.D. in Zoology from The University of Texas at Austin.

         ALBERT M. WOLFORD, age 77, has served as director of the Company since August 5,1997. Mr. Wolford is a member of the Company's compensation committee. Mr. Wolford is also the Company's Secretary. Mr. Wolford has been an independent business consultant since 1988. From 1970 to 1988, Mr. Wolford served with Texas United Corporation as a director, a member of the executive committee, senior vice-president, and as the chairman of the executive development and compensation committees. As a senior vice-president of Texas United Corporation, Mr. Wolford served its subsidiaries as president and CEO of Texas United Chemical Corporation, as the chairman, president and CEO of United Salt Corporation, and as the president of American Borate Corporation. He has also served the Texas Chemical Council, an industry trade group, as a director, a member of its executive committee, and as secretary-treasurer. Mr. Wolford served as a member of the executive committee of the Salt Institute, an industry trade group. Mr. Wolford is a graduate of The University of Texas.

            ---------------------------------------------------------

               (1B) TO ELECT ONE (1) DIRECTOR FOR THE ENSUING YEAR
                   BY THE VOTING OF SERIES B CONVERTIBLE STOCK
            ---------------------------------------------------------


NOMINEES FOR DIRECTOR BY THE VOTING OF SERIES B CONVERTIBLE STOCK

         The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Director by the voting of Series B Convertible Stock the nominee listed below. The nominee is presently a member of the Board of Directors. The duly elected Director will hold office until his successor shall have been elected and qualified.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy for the election of the Series B Convertible Stock Board representative will be voted for the election by the voting of Series B Convertible Stock of the nominee listed below. Although the Board of Directors of the Company does not contemplate that the nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person as may be nominated by the Board of Directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION BY THE VOTING OF SERIES B CONVERTIBLE STOCK OF THE NOMINEE LISTED BELOW.

         DAVID L. WARNOCK, age 41, was appointed as Director of the Company in December, 1997 in connection with the December, 1997 financing. Mr. Warnock is a founding partner of Cahill, Warnock & Company, L.L.C., an asset management firm established in 1995 to invest in small public companies. From 1983 to 1995, Mr. Warnock was with T. Rowe Price Associates in senior management positions including President of the corporate general partner of T. Rowe Price Strategic Partners I and T. Rowe Price Strategic Partners II, and as the Executive Vice-president of T. Rowe Price New Horizons Fund. Mr. Warnock also serves on the Boards of Directors of other companies including Children's Comprehensive Services, Inc., SRB Corporation, and ALLIANCE National Incorporated. Mr. Warnock received a Bachelor of Arts Degree, History, from the University of Delaware and a Masters Degree, Finance, from the University of Wisconsin.

EXECUTIVE OFFICERS

         In addition to Mr. Percell and Mr. Wolford who are executive officers of the Company, the following persons serve as executive officers of the
Company:

         DOUGLAS A. SCHONACHER, JR., age 43, joined the Company in March 1997 and is the Company's Vice-president and Chief Operating Officer. Mr. Schonacher has 23 years of experience in the fields of drilling fluids control and drilling waste management. From 1992 until 1997, Mr. Schonacher was with Tubescope/Vetco International in the solids control division, serving as manager of Latin American operations. Mr. Schonacher also served as the manager of technical services for the solids control division of Tubescope/Vetco International. From 1987 until 1992, Mr. Schonacher was with Sun Drilling Products Corp. serving as vice president of Sun Environmental Services, Inc. and Gulf Coast operations manager. Mr. Schonacher was responsible for sales engineering and all product applications. Mr. Schonacher also was with Sun Drilling Products Corp. 1979 until 1983 where he was responsible for hiring drilling fluid engineers and for the application of drilling fluids specialty products in offshore Gulf Coast regions. From 1974 until 1979, and again from 1983 until 1987, Mr. Schonacher was a drilling fluids consultant. Mr. Schonacher attended Nichols State University and Louisiana State University.

         RONALD L. BIANCO, age 52, joined the Company in April 1997 as Chief Financial Officer. Mr. Bianco is presently the C.F.O., Treasurer and Vice-Secretary of the Company. From 1975 through 1991, Mr. Bianco was with Dresser Industries where he served as controller of Dresser Rand Power in Norway, as the controller for North America -- Operations of Dresser Masonelian Valve and in other headquarters and division assignments. From 1992 through 1993, Mr. Bianco was an independent business consultant. From 1994 through 1996, Mr. Bianco served as Chief Financial Officer of SWECO Oilfield Services. Mr. Bianco received his B.B.A. in accounting in 1970 from St. Bonaventure University in Olean, New York, and his M.B.A. in 1983 from Southern Methodist University in Dallas, Texas.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         James S. Percell and Albert M. Wolford are the only directors of the Company who are also officers of the Company. In 1997, the Board of Directors established an independent compensation committee whose members are David L. Warnock and Albert Wolford. Also in 1997, the Board of Directors established an independent audit committee whose members are Bryan Sharp and David L. Warnock. The Company held eight meetings of the Board of Directors during the period covered by the fiscal year ended December 31, 1998. All four Directors were present for at least 75% of the Board meetings. The Company does not have a nominating committee and the nominees were selected by the entire Board.

         The Company believes that all reports required by Section 16(a) of the Exchange Act for the most recent fiscal year have been timely filed.

DIRECTOR COMPENSATION

         The Company does not currently pay any cash director's fees, but it pays the expenses, if any, of its directors in attending board meetings. In 1998, the Board adopted a stock option plan which included participation in the Plan by directors. See below, Proxy Statement Item Number (2) "TO CONSIDER AND ACT UPON THE 1998 STOCK OPTION PLAN."


EXECUTIVE COMPENSATION

         Mr. James Percell, became Chief Executive Officer of the Company in January, 1996. The Company has an employment contract with Mr. Percell (the "Employment Agreement"). The Employment Agreement which commenced in April 1997, has a term of three years. The Employment Agreement automatically extends, unless terminated by the Company or Mr. Percell, for additional successive one year periods after the initial three year term. Mr. Percell's employment contract provides that he receive annual compensation from the Company in the amount of $125,000. However in November, 1997, the Company's Board of Directors increased Mr. Percell's annual compensation to $250,000.


                                                           SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION         LONG TERM COMPENSATION
                                                                       AWARDS                   PAYOUTS

                                                     OTHER                     SECURITIES                        ALL
NAME AND                                             ANNUAL   RESTRICTED       UNDERLYING                        OTHER
PRINCIPAL                                            COMPEN-  STOCK            OPTIONS/         LTIP             COMPEN-
POSITION                 YEAR     SALARY     BONUS   SATION   AWARDS           SARS             PAYOUTS          SATION


James S. Percell         1998     $209,167   --0--   --0--    --0--             201,775          --0--             --0--
CHIEF                    1997     $168,750   --0--   --0--    --0--             --0--            --0--             --0--
EXECUTIVE                1996     --0--      --0--   --0--    --0--             --0--            --0--             --0--
OFFICER


Douglas Schonacher       1998     $135,000   --0--   --0--    --0--              75,687          --0--             --0--
V.P.-C.O.O.              1997     $ 70,830   --0--   --0--    --0--             --0--            --0--             --0--
                         1996     --0--      --0--   --0--    --0--             --0--            --0--             --0--


                                              OPTION/SAR GRANTS IN LAST FISCAL YEAR

NAME AND                 Number of         Percent of                                          Potential Realizable Value At
PRINCIPAL                Securities        Total                                               Assumed Annual Rates of
POSITION                 Underlying        Options/SARs                                        Stock Price Appreciation For
                         Options/SARs      Granted To                                          Option Term:
                         Granted           Employees
                                           In Fiscal        Exercise of       Expiration
                                           Year             Base Price        Date             5%           10%

James S. Percell         76,775            9.8%             $5.00             3/31/08          $241,417     $611,798
CHIEF                    125,000           16.0%            $1.69             12/7/08          $132,854     $336,678
EXECUTIVE
OFFICER


Douglas Schonacher       687               0.1%             $5.00             3/31/08          $2,160       $5,475
V.P.-C.O.O.              75,000            9.6%             $1.69             12/7/08          $79,712      $202,007




                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                            Number Of Securities          Value Of Unexercised
                                                            Underlying Unexercised        In-The-Money
NAME AND                 Shares                             Options/SARs At               Options/SARs At
PRINCIPAL                Acquired On       Value            Fiscal Year-End               Fiscal Year-End
POSITION                 Exercise           Realized        Exercisable/ Unexercisable    Exercisable/ Unexercisable
James S. Percell         (*)               (*)              1,178,042 / 125,000           520,000 / -0-
CHIEF
EXECUTIVE
OFFICER

Douglas Schonacher       (*)               (*)              69,516 / 75,000               -0- / -0-
V.P. -C.O.O.

----------

(*)      Did not exercise any options.

EMPLOYEE STOCK OPTION PLAN

         While the Company has been successful in attracting and retaining qualified personnel, the Company believes that its future success will depend in part on its continued ability to attract and retain highly qualified personnel. The Company pays wages and salaries which it believes are competitive. The Company also believes that equity ownership is an important factor in its ability to attract and retain skilled personnel, and the Board of Directors of the Company has approved the 1998 Stock Option Plan for the Company. See below, Proxy Statement Item Number (2) "TO CONSIDER AND ACT UPON THE 1998 STOCK OPTION PLAN."

STOCK PRICE PERFORMANCE GRAPH


     The performance graph as set forth below compares the cumulative total stockholder return of Environmental Safeguards Inc. Common Stock from December 31, 1993 through December 31, 1998, with Standard & Poor's 500 Index (the Company's Broad Market Index) and with Standard & Poor's Oil Composite Index (the Company's Peer Group Index). The graph assumes that the value of the investment in Environmental Safeguards Common Stock and each index was 100 on December 31, 1993, and that all dividends, if any, were reinvested. The comparisons in this table are not intended to forecast or be indicative of possible future price performance.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN OF
            ENVIRONMENTAL SAFEGUARDS, INC., THE S&P 500 INDEX (BROAD
        MARKET INDEX), AND THE S&P OIL COMPOSITE INDEX (PEER GROUP INDEX)


                                           1993   1994   1995   1996   1997   1998
                                           ----   ----   ----   ----   ----   ----
Environmental Safeguards, Inc. .........    100     16     16     57     60     24
Broad Market Index .....................    100     98    132    159    208    264
Peer Group Index .......................    100    101    127    152    182    193


                                    [GRAPH]

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 17, 1999, with respect to the beneficial ownership of shares of Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

                                            NUMBER OF                           PERCENT          CLASS OF
NAME                                        SHARES OWNED  (1)                   OF CLASS         SECURITIES
----                                        -----------------                   --------         ----------

James S. Percell                            1,471,560  (2)                      12.9%            Common Stock
2600 South Loop West, Ste #645
Houston, Texas 77054

Bryan Sharp                                 1,132,264  (3)(10)                  10.1%            Common Stock
3200 Wilcrest, #200
Houston, Texas 77042

Albert M. Wolford                           89,346   (4)(10)                    .9%              Common Stock
2600 South Loop West, Ste #645
Houston, Texas 77054

David L. Warnock                            2,179,308  (5)(6)(10)               17.8%            Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Edward L. Cahill                            2,159,308  (5)(6)                   17.6%            Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Cahill, Warnock Strategic
Partners Fund, L.P.                         2,159,308   (5)(6)                  17.6%            Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Strategic Associates, L.P.                  2,159,308  (5)(6)                   17.6%            Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

                                            NUMBER OF                           PERCENT          CLASS OF
NAME                                        SHARES OWNED  (1)                   OF CLASS         SECURITIES
----                                        -----------------                   --------         ----------
Cahill, Warnock
& Company, L.L.C                            2,159,308  (5)(6)                   17.6%            Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Cahill, Warnock Strategic
Partners, L.P.                              2,159,308  (5)(6)                   17.6%            Common Stock
One South Street, Ste #2150
Baltimore, Maryland 21202

Douglas A. Schonacher, Jr                   144,516    (7)                      1.4%             Common Stock
2600 South Loop West, Ste 645
Houston, Texas 77054

Ronald L. Bianco                            119,516  (8)                        1.2%             Common Stock
2600 South Loop West, Ste 645
Houston, Texas 77054

Newpark Resources, Inc.                     1,201,546  (6)(9)                   10.6%            Common Stock
3850 N. Causeway, Ste #1770
Metairie, LA 70002-1756

Nadia, L.L.C.                               593,500                             5.9%             Common Stock
Grosvenot Trust Co.
33 Church Street
Hamilton, Bermuda

All officers and directors
as a Group (6 persons)                      5,136,510                           34.2%            Common Stock

----------

(1) Under the rules of the Securities and Exchange Commission (the "Commission"), a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the Commission's rules and are, accordingly, included as shares beneficially owned.

(2) Includes an option to purchase 800,000 shares of Common Stock of the Company at $0.60 per share, an option to purchase 301,267 shares of Common Stock of the Company at $3.00 per share, an option to purchase 76,775 shares of Common Stock of the Company at $5.00 per share. These options are fully vested and immediately exercisable. Also includes an option to purchase 125,000 shares of Common Stock of the Company at $1.69 per share, half of which vest in December, 1999 and half of which vest in December, 2000.

(3) Includes an option to purchase 800,000 shares of Common Stock of the Company at $0.60 per share, an option to purchase 301,267 shares of Common Stock of the Company at $3.00 per share, and an option to purchase 10,997 shares of Common Stock of the Company at $5.00 per share.
These options are fully vested and immediately exercisable.

(4) Includes an option to purchase 9,415 shares of Common Stock of the Company at $3.00 per share, an option to purchase 25,000 shares of Common Stock at $3.75 per share, and an option to purchase 8,931 shares of Common Stock of the Company at $5.00 per share. These options are fully vested and immediately exercisable.

(5) Includes 1,722,900 shares of Series B Convertible Preferred Stock and a warrant to purchase 323,044 shares of common stock of the Company at $0.01 per share issued to Cahill, Warnock Strategic Partners Fund, L.P. ("Cahill Warnock Fund"), whose sole general partner is Cahill, Warnock Strategic Partners, L.P. ("Cahill Warnock Partners"). In addition, includes 95,464 shares of Series B Convertible Preferred Stock and a warrant to purchase 17,900 shares of common stock of the Company at $0.01 per share issued to Strategic Associates, L.P. ("Strategic Associates"), whose sole general partner is Cahill, Warnock & Company, L.L.C. ("Cahill Warnock"). Each share of Series B Convertible Preferred Stock is immediately convertible into one share of common stock of the Company, subject to adjustment under certain conditions. The warrant is fully vested and immediately exercisable. David L. Warnock and Edward L. Cahill are the sole general partners of Cahill Warnock Partners and the sole members of Cahill Warnock. David L. Warnock and Edward L. Cahill are control persons of Cahill Warnock Fund, Cahill Warnock Partners, Strategic Associates, and Cahill Warnock. David L. Warnock, Edward L. Cahill, Cahill Warnock Fund, Cahill Warnock Partners, Strategic Associates and Cahill Warnock have shared voting power and shared dispositive power of these shares and each disclaim beneficial ownership of the shares and warrants, except with respect to their pecuniary interest therein, if any.

(6) Not included herein are other warrants which could be issuable under certain circumstances pursuant to the terms of the Loan Agreement as follows: (i) warrants for up to a total of 707,142 shares of Common Stock of the Company are issuable upon the earlier of an event of default under the terms of the Loan Agreement or February 17, 2000, provided, however, that if the loans are repaid in full prior to February 17, 2000, then no additional warrants would be issued, and further provided that if a portion of the loans are repaid prior to February 17, 2000, then warrants for a number of shares of Common Stock of the Company would be issued on a pro rata basis; and (ii) warrants for up to a total of 188,571 shares of Common Stock of the Company are issuable if loans made pursuant to the Loan Agreement are not repaid in full by December 17, 2001.

(7) Includes an option to purchase 50,000 shares of Common Stock of the Company at $2.50 per share, an option to purchase 18,829 shares of Common Stock of the Company at $3.00 per share, and an option to purchase 687 shares of Common Stock of the Company at $5.00 per share. These options are fully vested and immediately exercisable. Also includes an option to purchase 75,000 shares of Common Stock of the Company at $1.69 per share, half of which vest in December, 1999 and half of which vest in December, 2000.

(8) Includes an option to purchase 50,000 shares of Common Stock of the Company at $2.50 per share, an option to purchase 18,829 shares of Common Stock of the Company at $3.00 per share, and an option to purchase 687 shares of Common Stock of the Company at $5.00 per share. These options are fully vested and immediately exercisable. Also includes an option to purchase 50,000 shares of Common Stock of the Company at $1.69 per share, half of which vest in December, 1999 and half of which vest in December, 2000.

(9) Includes 847,975 shares of Series B Convertible Preferred Stock which are immediately convertible into shares of the Company's Common Stock. The number of shares of Common Stock into which each share of Preferred Stock may be converted is presently one share of Common Stock for each share of Series B Convertible Preferred Stock, subject to adjustment under certain conditions. Also includes a warrant to purchase 353,571 shares of Common Stock of the Company at $0.01 per share. The warrant is fully vested and immediately exercisable.

(10) Also includes an option to purchase 20,000 shares of Common Stock of the Company at $1.69 per share, half of which vest in December, 1999 and half of which vest in December, 2000.

         The Company knows of no arrangement or understanding, the operation of which may at a subsequent date result in a change of control of the Company.

RELATED TRANSACTIONS

         The Board of Directors of the Company has adopted a policy that Company affairs will be conducted in all respects by standards applicable to publicly-held corporations and that the Company will not enter into any transactions and/or loans between the Company and its officers, directors and 5% stockholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of the independent, disinterested directors of the Company.

         In December, 1997, the Company sold $8,000,000 of new Series B Convertible Preferred Stock and Series C Preferred Stock to an investor group consisting of Cahill, Warnock Strategic Partners Fund, L.P., Strategic Associates, L.P., Newpark Resources, Inc. and James H. Stone, who is the Chairman of Stone Energy Corporation, and the Company obtained a loan of $6,000,000 from the same investor group. Pursuant to this financing, David L. Warnock, a member of Cahill, Warnock & Co., which is the general partner of Cahill, Warnock Strategic Partners Fund, L.P., was appointed a Director of the Company. Subsequently, in June, 1998, the Company obtained an additional loan of $5,000,000 from the same investor group.

         In December, 1998, the Company and an investor formed OnSite Arabia, Inc. ("OnSite Arabia"), a Cayman Island company for the purpose of providing environmental remediation, reclamation and recycling services in Saudi Arabia, Qatar, Yemen, the United Arab Emirates, Bahrain, Kuwait and Oman. The Company owns 50% of OnSite Arabia. Concurrent with the formation of OnSite Arabia, the Company sold 500,000 shares of common stock of the Company in a private placement to an investor who is an affiliate of an investor in OnSite-Arabia, Inc. at a purchase price of $1.50 per share for total cash consideration of $750,000.

         In December 1998, the Company redeemed 1,037,736 shares of its Series B Convertible Preferred stock from a related party, Newpark Resources, Inc.("Newpark"), a New York Stock Exchange listed company, in consideration for certain receivables due to the Company from Newpark. This transaction had the combined effect of reducing the Company's working capital and stockholders' equity by approximately $1,100,000, and a reduction in common stock equivalents of 1,037,736 shares on a fully diluted basis. After the 1,037,736 share redemption, Newpark continues to hold 847,975 shares of the Company's Series B Convertible Preferred stock.

            ---------------------------------------------------------

             (2) TO CONSIDER AND ACT UPON THE 1998 STOCK OPTION PLAN
            ---------------------------------------------------------


         The 1998 Stock Option Plan (the "Plan") was adopted by the Board of Directors on December 9, 1998, at which time the Board also voted to submit the Plan to the Stockholders for approval. If approved by the Stockholders, the Plan will allow Incentive Stock Option grants as determined by the Compensation Committee, or the Board of Directors if there is no compensation committee (the "Committee"). The Board of Directors has reserved 800,000 shares of Common Stock for issuance pursuant to the Plan. The purpose of the Plan is to foster and promote the financial success of the Company and increase Stockholder value by enabling eligible key employees, directors and consultants to participate in the long-term growth and financial success of the Company.

         ELIGIBILITY. The Plan is open to key employees (including officers and directors) and consultants of the Company and its affiliates ("Eligible Persons").

         TRANSFERABILITY. The grants are not transferrable.

         CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Plan will not effect the right of the Company to authorize adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable.

         OPTIONS. The Plan provides for both Incentive and Nonqualified Stock Options.

         Option price. Incentive options shall be not less than the greater of
(i)100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for Incentive Stock Options for Stockholders owning 10% or more of the Company's shares ("10% Stockholders") shall be not less than 110% of fair market value.

         Amount exercisable-incentive options. In the event an Eligible Person exercises Incentive Options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non qualified stock options.

         Duration. No option may be exercisable after the expiration date as set forth in the option agreement.

         Exercise of Options. Options may be exercised by written notice to the President of the Company with:

(i) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

(ii)     stock at its fair market value on the date of exercise;

(iii) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Compensation Committee);

(iv) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Compensation Committee); and/or

(v) any other form of payment which is acceptable to the Compensation Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

         TERMINATION OF OPTIONS.

         Termination of Employment. Any Option which has not vested at the time the Optionee ceases continuous employment for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other than death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

         Death. Unless the Option expires sooner, the Option will expire one year after the death of the Eligible Person.

         Disability. Unless the Option expires sooner, the Option will expire one year after the disability of the Eligible Person.

         Retirement. Any Option which has not vested at the time the Optionee ceases continuous employment due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

         AMENDMENT OR TERMINATION OF THE PLAN. The Committee may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would
(a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's Stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the Stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. No amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

                                New Plan Benefits
                             1998 Stock Option Plan



Name and Position                           Dollar Value      (1)               Number of Options
-----------------                           ------------                        -----------------

James S. Percell, CEO                       $210,937                            125,000
Douglas Schonacher, COO                     $126,562                            75,000
Ronald L. Bianco, CFO                       $84,376                             50,000

Executive Group                             $421,875                            250,000

Non-executive Director Group                $101,250                            60,000

Non-executive Officer
         Employee Group                     $506,250                            300,000

----------

(1) Dollar value was calculated based on the exercise price of $1.6875, which was also the market value per share on the date of the grants.

THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION OF THE PLAN AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED PLAN. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

         A copy of the Plan is attached hereto as Appendix "A".

            ---------------------------------------------------------

                (3) TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.
            ---------------------------------------------------------


         The Board of Directors has selected Ernst & Young LLP as the Company's independent auditor for the current fiscal year. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing Ernst & Young LLP as independent auditor of the Company for the fiscal year ending December 31, 1999. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

         In the event the appointment of Ernst & Young LLP as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending December 31, 1999.

         A representative of Ernst & Young LLP is expected to be present at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR FOR FISCAL YEAR ENDING DECEMBER 31, 1999.

         On September 17, 1997, Environmental Safeguards, Inc. (the "Company") dismissed Ham, Langston & Brezina L.L.P. ("Ham, Langston & Brezina") as the Company's independent accountants. The Company engaged Ernst & Young LLP ("Ernst & Young") as its new independent accountants effective immediately thereafter. The decision to change the Company's independent accountants was recommended and approved by the Company's Board of Directors.

         Ham, Langston & Brezina's reports on the Company's consolidated financial statements for the two fiscal years ended December, 31, 1995 and 1996, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two fiscal years ended December, 31, 1996 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Ham, Langston & Brezina on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ham, Langston & Brezina , would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

         During the Company's two fiscal years ended December 31, 1996 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Section 229.304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs
(a)(1)(v)(A)- (D) of Section 304 of Regulation S-K.

         Effective September 17, 1997, the Company engaged Ernst & Young as its independent accountants. During the two fiscal years ended December, 31, 1996 and the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ernst & Young provided to the Company a written report or oral advice regarding such principles or audit opinion.

         The Company has received a copy of a letter from Ham, Langston & Brezina dated September 18, 1997 to the Securities and Exchange Commission stating that it agrees with the above statements.

            ---------------------------------------------------------

                                (4) OTHER MATTERS
            ---------------------------------------------------------


         The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

         The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the year 2000 Annual Meeting of Stockholders is September 30, 1999.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ James S. Percell
                                    Chairman of the Board and
                                    President
Houston, Texas

                                  Appendix "A"

                         ENVIRONMENTAL SAFEGUARDS, INC.
                             1998 STOCK OPTION PLAN

1. PURPOSE. The purpose of the Environmental Safeguards, Inc. 1998 Stock Option Plan ("the Plan") is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees and directors. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in
         Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified options taxed under Section 83 of the Internal Revenue Code of 1986, as amended.

         RULE 16B-3 PLAN. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

         EFFECTIVE DATE OF PLAN. The effective date of this Plan shall be December 9, 1998 (the "Effective Date"). The Board of Directors shall, within one year of the Effective Date, submit the Plan for approval to the shareholders of the Company. The plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Option or Nonqualified Stock Option shall be granted pursuant to the Plan ten years after the Effective Date. In the event that the Plan is not approved by the shareholder's of the Company, the Plan shall be deemed to be a non-qualified stock option plan.

2.                DEFINITIONS. The following definitions shall apply to this
         Plan:

         (a) "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (b) "Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Options are granted to a participant.

         (c)      "Award" means each of the following granted under this Plan:
                  Incentive Stock Options or Nonqualified Stock Options.

         (d)      "Board" means the board of directors of the Company.

         (e) "Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for
                  Cause: (i) any act or omission which permits the Company to terminate the written agreement or arrangement between the participant and the Company or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to or personal enrichment of the participant at the Company's expense and/or gross negligence or willful misconduct on the part of the participant.

         (f)      "Change in Control" means, for purposes of this Plans

                  i. there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

                  ii. the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

         (g) "Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

         (h) "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

         (i) "Common Stock" means the Common Stock, par value per share of the Company whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 11 herein.

         (j) "Company" means Environmental Safeguards, Inc., a Nevada Corporation and includes any successor or assignee company corporations into which the Company may be merged, changed or consolidated; any company for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

         (l) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave of absence of less than ninety (90) days (unless the participants right to reemployment is guaranteed by statute or by contract) or in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successors

         (m) "Date of Grant" means the date on which the Committee grants an Option.

         (n) "Director" means any member of the Board of Directors of the Company or any Parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

         (o) "Non Employee Director" means a "Non Employee Director" as that term is defined in Rule 16b-3 under the Exchange Act.

         (p) "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are
                  (i)officers, directors or employees of the Company or Affiliate or (ii) consultants or subcontractors of the Company or affiliate.

         (q) "Employee" means any person employed on an hourly or salaried basis by the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

         (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

         (s) "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

         (t) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a Parent or subsidiary of the Company or a predecessor company of any such company.

         (u) "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

         (v)      "Option" means a stock option granted pursuant to the Plan.

         (w) "Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

         (x) "Optionee" means an Employee (or Director or subcontractor) who receives an Option.

         (y) "Parent" means any corporation which owns 50% or more of the voting securities of the Company.

         (z) "Plan" means this Stock Option Plan as may be amended from time to time.

         (aa) "Share" means the Common Stock, as adjusted in accordance with Paragraph 11 of the Plan.

         (bb) "Ten Percent Shareholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

         (cc) "Termination" or "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Company or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Subsidiaries or Parent of all businesses owned or operated by the Company or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by an Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Company or a Subsidiary.

         (dd) "Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

         In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

3.             ADMINISTRATION.

         a. This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

         b. If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Option pursuant to the Plan, except that no such member shall act on the granting of an Option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

         c. Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

                  i.       select the participants in this Plan;

                  ii. establish the terms of the Options granted to each participant which may not be the same in each case;

                  iii. determine the total number of options to grant to an Optionee, which may not be the same in each case;

                  iv. fix the Option period for any Option granted which may not be the same in each case; and

                  v. make all other determinations necessary or advisable under the Plan.

                  vi. determine the minimum number of shares with respect to which Options may be exercised in part at any time.

                  vii. The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award.

                  viii. The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

         d. A member of the Committee will not be liable for performing any act or making any determination in good faith.

4. SHARES SUBJECT TO OPTION. Subject to the provisions of Paragraph 11 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan shall be 800,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

         a. Eligible Persons . Every Eligible Person, as the Committee in its sole discretion designates, is eligible to participate in this Plan. Directors who are not employees of the Company or any subsidiary or Parent shall only be eligible to receive Incentive Stock Options if and as permitted be applicable law and regulations. The Committee's award of an Option to a participant in any year does not require the Committee to award an Option to that participant in any other year. Furthermore, the Committee may award different Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Option, including, without limitation;

                  (i) the financial condition of the Company or its Subsidiaries;

                  (ii)     expected profits for the current or future years;

                  (iii) the contributions of a prospective participant to the profitability and success of the Company or its Subsidiaries; and

                  (iv) the adequacy of the prospective participant's other compensation.

                  Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

         b. No Right of Employment. An Optionee's right, if any, to continue to serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any

5. REQUIREMENTS OF OPTION GRANTS. Each Option granted under this Plan shall satisfy the following requirements.

         a. Written Option. An Option shall be evidenced by a written Agreement, a sample of which is attached hereto as Exhibit A, specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Non-qualified Stock Option, (iii) the Option period for any Option granted. and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between various Optionees and various Agreements.

         b. Duration of Option. Each Option may be exercised only during the Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

         c. Option Exercisability. The Committee, on the grant of an Option, each Option shall be exercisable only in accordance with its terms.

         d. Acceleration of Vesting. Subject to the provisions of Section 5(b), the Committee may, it its sole discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

         e. Option Price. Except as provided in Section 6(a) the Option price of each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant.

         f. Termination of Employment Any Option which has not vested at the time the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

         g. Death. In the case of death of the Optionee, the beneficiaries designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 5(d) and 11.

         h. Retirement. Any Option which has not vested at the time the Optionee ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status

         i. Disability. In the event of termination of Continuous Service due to total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 5(d) and 11.

6. INCENTIVE STOCK OPTIONS. Any Options intended to qualify as an Incentive Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

         a. Ten Percent Shareholders. An Option intended to qualify as an Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

         b. Limitation on Incentive Stock Options The aggregate Fair Market Value, determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

         c. Exercise of Incentive Stock Options. No disposition of the shares underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such incentive Stock Option.

         d. Approval of Plan. No Option shall qualify as an Incentive Stock Option unless this Plan is approved by the shareholders within one year of the Plan's adoption by the Board.

7. NONQUALIFIED AND INCENTIVE STOCK OPTIONS. Any Option not intended to qualify as an Incentive Stock Option shall be a Nonqualified Stock Option. Nonqualified Stock Options shall satisfy each of the requirements of Section 5 of the Plan. An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

8. METHOD OF EXERCISE. An Option granted under this Plan shall be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 3 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment for Shares with respect to which an Option is exercised may be in cash, or by certified check, or wholly or partially in the form of Common Stock of the Company having a fair market value equal to the Option Price. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

         An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

9. TAXES. COMPLIANCE WITH LAW: APPROVAL OF REGULATORY BODIES. The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been flied with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 9 of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

         Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

10. ASSIGNABILITY. An Option granted under this Plan is not transferable except by will or the laws of descent and distribution. The Option may be exercised only by the Optionee during the life of the Optionee. More particularly, but without limitation of the foregoing, the Option may be not be assigned or transferred except as provided above and shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer or distribution contrary to the provisions hereof shall be null and void and without effect.

11. ADJUSTMENT UPON CHANGE OF SHARES. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

12. ACCELERATIONS OF OPTIONS UPON CHANGE IN CONTROL. In the event that a Change of Control has occurred with respect to the Company, any and all Options will become fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the participant, subject to Section 9 hereof.

13. LIABILITY OF THE COMPANY. The Company, its Parent and any Subsidiary that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

14. EXPENSES OF PLAN. The Company shall bear the expenses of administering the Plan.

15. DURATION OF PLAN. Options may be granted under his Plan only within 10 years from the effective date of the Plan.

16. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN. The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

17. FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

         The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

18.            INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS.
         With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense. The failure to notify the Company within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Company's rights or is detrimental to the Company. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

19. GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

20. HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

21. OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

22. OTHER OPTIONS OR AWARDS. The grant of an Option or Awards shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

23             GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

                                      PROXY

                      FOR VOTING BY HOLDERS OF COMMON STOCK

                         ENVIRONMENTAL SAFEGUARDS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 1999

         The undersigned hereby appoints James S. Percell and Ronald L. Bianco, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Environmental Safeguards, Inc. held of record by the undersigned on March 17, 1999 at the Annual Meeting of Stockholders to be held on April 26, 1999 at 10:00 AM in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1A, FOR THE 1998 STOCK OPTION PLAN IN NUMBER 2, AND FOR THE RATIFICATION IN NUMBER 3.


1A.      ELECTION OF DIRECTORS OF THE COMPANY.  (INSTRUCTION:  TO WITHHOLD
AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

[ ]  FOR all nominees listed                         [ ]  WITHHOLD authority to
   below except as marked                                 vote for all nominees
   to the contrary                                        below


      James S. Percell            Bryan Sharp             Albert M. Wolford


2.       TO ACT UPON THE 1998 STOCK OPTION PLAN



[ ]  FOR                 [ ]  AGAINST               [ ]  ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


[ ]  FOR                 [ ]  AGAINST               [ ]  ABSTAIN




4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


[ ]  FOR                 [ ]  AGAINST               [ ]  ABSTAIN


         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


---------------------                      -----------------------------------
Number of Shares of                                 Signature
Common Stock
Stock Owned

                                           -----------------------------------
                                           (Typed or Printed Name)


                                           -----------------------------------
                                           Signature if held jointly


                                           -----------------------------------
                                           (Typed or Printed Name)


                                           DATED:
                                                  ----------------------------

            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.

                                      PROXY

               FOR VOTING BY HOLDERS OF SERIES B CONVERTIBLE STOCK

                         ENVIRONMENTAL SAFEGUARDS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 1999

         The undersigned hereby appoints James S. Percell and Ronald L. Bianco, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Series B Convertible Stock of Environmental Safeguards, Inc. held of record by the undersigned on March 17, 1999 at the Annual Meeting of Stockholders to be held on April 26, 1999 at 10:00 AM in the Oak-Maple Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN NUMBER 1B, FOR THE 1998 STOCK OPTION PLAN IN NUMBER 2, AND FOR THE RATIFICATION IN NUMBER 3

1B.      ELECTION OF ONE DIRECTOR OF THE COMPANY.  (INSTRUCTION:  TO WITHHOLD
AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

[ ]  FOR the nominee listed                          [ ]  WITHHOLD authority to
   below except as marked                            vote for the nominee
   to the contrary                                   below

                                David L. Warnock

2..      TO ACT UPON THE 1998 STOCK OPTION PLAN


[ ]  FOR                 [ ]  AGAINST               [ ]  ABSTAIN


3. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


[ ]  FOR                 [ ]  AGAINST               [ ]  ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


[ ]  FOR                 [ ]  AGAINST               [ ]  ABSTAIN


         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


---------------------                       -----------------------------------
Number of Shares of                                  Signature
Series B Convertible
Stock Owned

                                           -----------------------------------
                                           (Typed or Printed Name)


                                           -----------------------------------
                                           Signature if held jointly


                                           -----------------------------------
                                           (Typed or Printed Name)


                                           DATED:
                                                  ----------------------------



            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.